UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2026

Navitas Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39755	85-2560226
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3520 Challenger Street, Torrance, California	90503-1640
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (844) 654-2642

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	NVTS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 25, 2026, Navitas Semiconductor Corporation (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”). A total of 233,713,166 shares of the Company’s Class A common stock, par value of $0.0001 per share (“Class A common stock”) were eligible to vote at the Annual Meeting. There were 157,213,045 shares of Class A common stock represented at the Annual Meeting by valid proxies or voted at the meeting, which constituted a quorum. Set forth below are the proposals voted upon at the Annual Meeting, which are more fully described in the Proxy Statement in connection with the Annual Meeting, filed with the Securities and Exchange Commission (the “SEC”) on May 11, 2026 (the Proxy Statement”), as supplemented by the Supplement to Proxy Statement, filed with the SEC on May 15, 2026 (the “Supplement”).

Proposal 1: To elect three directors to serve as members of the board of directors until the 2027 annual meeting of stockholders and until their successors are elected and qualified if Proposal 2 is approved or until the 2029 annual meeting of stockholders and until their successors are elected and qualified if Proposal 2 is not approved.

Stockholders of the Company elected each of the three nominees set forth in Proposal 1 at the Annual Meeting. The voting results were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Brian Long	61,624,637	37,342,598	58,245,810

David Moxam	77,922,261	21,044,974	58,245,810

Dipender Saluja	75,620,082	23,347,153	58,245,810

Proposal 2: To approve an amendment to the Navitas Semiconductor Corporation Second Amended and Restated Certificate of Incorporation to declassify the board of directors, as set forth in the form of Certificate of Amendment attached as Appendix A to the Proxy Statement, as supplemented by the Supplement, and modify the terms of all elected directors, including the Class II directors elected at the annual meeting, to expire at the 2027 annual meeting of stockholders.

Stockholders of the Company did not approve Proposal 2 at the Annual Meeting. Notwithstanding the foregoing, Proposal 2 received a substantial majority of the votes actually cast at the Annual Meeting. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
96,981,859	1,661,077	324,299	58,245,810

Because Proposal 2 was not approved, the terms of each of the directors elected in Proposal 1 will expire at the Company’s 2029 annual meeting of stockholders.

Proposal 3: To vote on an advisory resolution to approve the Company’s executive compensation.

Stockholders of the Company approved Proposal 3 at the Annual Meeting. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
61,355,926	18,050,372	19,560,937	58,245,810

Proposal 4: To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Stockholders of the Company approved Proposal 4 at the Annual Meeting. The voting results were as follows:

Votes For	Votes Against	Abstentions
156,408,738	573,484	230,823

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVITAS SEMICONDUCTOR CORPORATION

Dated: June 26, 2026
	By:	/s/ Chris Allexandre
Chris Allexandre
President and Chief Executive Officer